TAHOE RESOURCES INC.

SHARE OPTION AND INCENTIVE SHARE PLAN

TABLE OF CONTENTS
Article 1 PURPOSE AND INTERPRETATION	1
Purpose	1
Definitions	1
Article 2 PROVISIONS APPLICABLE TO OPTIONS AND AWARDS	7
Purpose of Granting Options and Awards	7
Maximum Shares Reserved	7
Incorporation of Terms of the Plan	7
Shares Not Acquired	8
Powers of the Board	8
Delegation of Powers	8
Amendment of the Plan	8
Approvals	9
Withholding Tax	10
No Rights as a Shareholder	10
No Rights to Options or Awards	10
No Right to Employment and the provision of Services	10
Adjustment of Options and Awards	10
Article 3 SHARE PURCHASE OPTIONS	12
Eligibility	12
Subscription Price	12
Term of Options	13
Vesting of Option Rights	13
Variation of Vesting Periods	13
Limitation on Right to Exercise	13
Right to Exercise Options	14
Employees Not Eligible for Code Stock Options	14
Option Commitment	14
Manner of Exercise	15
Delivery of Certificate	15
Article 4 AWARDS	15
Eligibility	15
Agreements Evidencing Awards	16
Restricted Share Awards	16
Deferred Share Awards	17
Variation of Vesting Periods Due to Termination of Employment or Office	17
Article 5 GENERAL	17
Transferability	17
No Representation Warranty	17
Compliance with Rules and Laws	18
Governing Law	19
Adoption of Plan	19
OPTION COMMITMENT	1
Vesting	1
OPTION COMMITMENT FOR NON-QUALIFIED STOCK OPTIONS	1
Vesting	1
Payment of Shares	1
Withholding Taxes	2
Representations and Warranties of the Optionee	2
Acknowledgement and Agreement of the Optionee	3
ACCEPTANCE AND ACKNOWLEDGEMENT	8
NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTION	9
Appendix "A" to the Notice of Exercise	13
TAHOE RESOURCES INC. Form of Declaration for Removal of Legend	13
Affirmation by Seller's Broker-Dealer	15
APPENDIX "B" TO THE NOTICE OF EXERCISE	16
OPTION COMMITMENT FOR CODE STOCK OPTIONS	1
Vesting	1
ISO Qualification	1
Termination	2
Exercise	2
10% Shareholders	2
Payment for Shares	2
Withholding Taxes	3
Transfer of Option	3
Representations and Warranties of the Optionee	3
Acknowledgements and Agreements of the Optionee	4
ACCEPTANCE AND ACKNOWLEDGEMENT	9
NOTICE OF EXERCISE OF CODE STOCK OPTION	10
Appendix "A" to Notice of Exercise of Code Stock Option	14
Affirmation by Seller's Broker-Dealer	16
APPENDIX "B" TO THE NOTICE OF EXERCISE	17
ISO INFORMATIONAL TAX NOTICE	18
RESTRICTED SHARE AWARD AGREEMENT	1
Vesting	1
RESTRICTED SHARE AWARD AGREEMENT	2
Vesting	2
Payment for Shares	2
Representations and Warranties of the Stockholder	2
Acknowledgement and Agreement of the Stockholder	4
ACCEPTANCE AND ACKNOWLEDGMENT	9
Appendix "A" to Restricted Share Award Agreement	10
Affirmation by Seller's Broker-Dealer	12
Appendix "B" to Restricted Share Award Agreement	13

TAHOE RESOURCES INC.

SHARE OPTION AND INCENTIVE SHARE PLAN

ARTICLE 1
PURPOSE AND INTERPRETATION

Purpose

1.1     The purpose of the plan will be to advance the interests of the Corporation by encouraging equity participation in the Corporation through the acquisition of Common Shares of the Corporation.

Definitions

1.2     In the Plan:

Associate	means, if used to indicate a relationship with any person,

(i) a partner, other than a limited partner, of that person,

(ii) a trust or estate in which that person has a substantial beneficial interest or for which that person serves as trustee or in a similar capacity,

(iii) an issuer in respect of which that person beneficially owns or controls, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to all outstanding voting securities of the issuer, or

(iv) a relative, including the spouse, of that person or a relative of that person's spouse, if the relative has the same home as that person;, if used to indicate a relationship with any person;

Award	means an award of Deferred Shares or Restricted Shares;
Award Agreement	means a written document by which each Award is evidenced;
Blackout Period

means the period during which the relevant Participant is prohibited from exercising an Option due to trading restrictions imposed by the Corporation in accordance with its securities trading policies governing trades by Directors, Officers and Employees in the Corporation's securities;

Board and Board of Directors	means the board of directors of the Corporation;

Business Day	means a day upon which the TSX is open for the trading of securities;
Cause

means "Cause" as defined in the Participant's employment agreement with the Corporation, or, if not otherwise covered in an employment agreement, for purposes of this Plan means a termination of a Participant's continuous service on account of: dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets pursuant to any proprietary information agreement or otherwise, breach of an employment contract, covenant not to compete or similar agreement with the Corporation, conviction or confession of a crime punishable by law (except minor violations), or continued failure to perform his duties after written notice of such failure, in each such case as determined by the Committee in its sole discretion, and its determination shall be conclusive and binding. A Participant who agrees to resign from his or her affiliation with the Corporation in lieu of being terminated for Cause may be deemed, in the sole discretion of the Committee, to have been terminated for Cause for purposes of the Plan;

Certificate	means a share certificate (or other appropriate document or indicia of ownership) representing Common Shares of the Corporation;
Change of Control	means the occurrence of any one of the following events:

(i) less than 50% of the Board being composed of Directors who were Continuing Directors;

(ii) any person, entity or group of persons or entities acting jointly or in concert (an "Acquiror") acquires or acquires control (including without limitation, the right to vote or direct the voting) of Voting Securities of the Corporation which when added to the Voting Securities owned of record or beneficially by the Acquiror or which the Acquiror has the right to vote or in respect of which the Acquiror has the right to direct the voting, would entitle the Acquiror and/or associates and/or affiliates of the Acquiror (as such terms are defined in the Act) to cast or direct the casting of 41% or more of the votes attached to all of the Corporation's outstanding Voting Securities which may be cast to elect directors of the Corporation or the successor corporation (regardless of whether a meeting has been called to elect directors);

(iii) the shareholders of the Corporation approve all necessary resolutions required to permit any person to accomplish the result set forth in Section (ii) above, even if the securities have not yet been issued to or transferred to that Person;

iv) the Corporation sells or otherwise transfers, including by way of the grant of a leasehold interest or joint venture interest (or one or more subsidiaries of the Corporation sells or otherwise transfers, including without limitation by way of the grant of a leasehold interest or joint venture interest) property or assets (A) aggregating more than 50% of the consolidated assets (measured by either book value or fair market value) of the Corporation and its subsidiaries as at the end of the most recently completed financial year of the Corporation or (B) which during the most recently completed financial year of the Corporation generated, or during the then current financial year of the Corporation are expected to generate, more than 50% of the consolidated operating income or cash flow of the Corporation and its subsidiaries, to any other Person or Persons (other than one or more Affiliates of the Corporation), in such case the Change in Control shall be deemed to occur on the date of transfer of the assets representing one dollar more than 50% of the consolidated assets in the case of clause (A) or 50% of the consolidated operating income or cash flow in the case of clause (B), as the case may be; or

(v) the shareholders of the Corporation approve all necessary resolutions required to permit any person to accomplish the result set forth in Section (iv) above;

Code	means the U.S. Internal Revenue Code of 1986, as amended;
Code Stock Option

means an Option to purchase Common Shares with the intention that such Option qualify as an "incentive stock option" as that term is defined in Section 422 of the Code. No Code Stock Option may be granted after the tenth anniversary of the date of adoption of the Plan;

Committee

means the Compensation Committee appointed by the Board of Directors to administer this Plan. All references in this Plan to the Committee means the Board of Directors if no such compensation committee has been appointed or if the Board as a whole chooses to address Committee matters;

Common Shares	means the common shares of the Corporation or, in the event of an adjustment contemplated in Section 2.18, such other shares to which a Participant may be entitled as a result of such adjustment;
Continuing Director

means:

(i) if in respect of the election of Directors, a Director who is nominated in the Management Proxy Circular as a Director; and

(ii) if after the election of Directors, a Director who was elected by the shareholders at the last occurring meeting of shareholders;

Corporation	means Tahoe Resources Inc.;

Deferred Shares

means Common Shares subject to Awards that will be issued to the Participant upon the passage of time, continued employment by the Corporation or upon such other terms and conditions as the Committee may determine in its discretion;

Director	means a person occupying the position of director on the Board;
Disability

for purposes of this Plan means solely because of disease or injury, the person is deemed by a qualified physician, selected by the Corporation, to be unable to work at his occupation with the Corporation and, with respect to a Director, means that, solely because of disease or injury, the Director is deemed by a qualified physician, selected by the Corporation, to be unable to carry out his responsibilities on the Board;

Employee	means an individual who is an employee of the Corporation or of a subsidiary of the Corporation;
Expiry Date	means with respect to an Option, the day on which the Option lapses as specified in the Option Commitment therefor;
Insider	means:

(i) an insider as defined in the Securities Act, other than a person who fits within that definition solely by virtue of being a director or senior officer of a subsidiary of the Corporation, and

(ii) an Associate of any person who is an insider by virtue of Section (i);

Non-Qualified Stock Option

means an Option to purchase Common Shares granted to a person in the United States or to a U.S. Person with the intention that such Option not qualify as an "incentive stock option" as that term is defined in Section 422 of the Code;

Officer	under this Plan means:

(i) a chair or vice chair of the Board of Directors, or a chief executive officer, chief operating officer, chief financial officer, president, vice president, secretary, assistant secretary, treasurer, assistant treasurer or general manager,

(ii) an individual who is designated as an officer under a bylaw or similar authority of the registrant or issuer, or

(iii) an individual who performs functions similar to those normally performed by an individual referred to in Section (i) or Section (ii);

Option	means the right to purchase Common Shares granted hereunder to a Service Provider;
Option Commitment

means the notice of grant of an Option delivered by the Corporation hereunder to a Service Provider and substantially in the form of Schedule "A" hereto, or, with respect to an Optionee who is in the United States or who is a U.S. Person, Schedule "B" hereto (for Non-Qualified Stock Options) or Schedule "C" hereto (for Code Stock Options);

Option Effective Date	for an Option means the date of grant thereof;
Option Rights	means the rights of a Participant to acquire Common Shares under an Option held by the Participant;
Optioned Shares	means Common Shares subject to an Option;
Outstanding Issue	means the number of Common Shares outstanding on a non-diluted basis;
Participant	means a person who receives and accepts Options or Awards;
Person

means any natural person, corporation, company, partnership, firm, voluntary association, joint venture, trust, unincorporated organization, authority or any other entity whether acting in an individual, fiduciary or other capacity;

Plan	means this Share Option and Incentive Share Plan;
Regulatory Approval	means the approval of the TSX and any other securities regulatory agency that may have jurisdiction in the circumstances;
Reserved for Issuance	refers to Common Shares that may be issued in the future pursuant to Options and Awards;
Retired

means with respect to an Officer or Employee, the retirement of the Officer or Employee from his duties with the Corporation after reaching the age of sixty years or completing twenty years of employment with the Corporation and/or its Subsidiaries and, with respect to a Director, retirement occurs when a Director is not nominated for re-election as a Director or if nominated is not re-elected as a Director;

Restricted Shares

means Common Shares subject to Awards that are issued but which will only be delivered to the Participant upon the passage of time, continued employment of the Participant by the Corporation or upon such other terms and conditions as the Committee may determine in its discretion;

Securities Act	means the Securities Act, R.S.B.C. 1996, c. 418, as amended from time to time;
Service Provider	means:

(i) an Employee, Officer, or Director of the Corporation or of any of its Subsidiaries; and

(ii) an individual, other than an Employee, Director or Officer of the Corporation, that is engaged to provide ongoing consulting, technical, management or other services on a bona fide basis to the Corporation or to a Subsidiary under a written contract between the Corporation or the Subsidiary for an initial, renewable or extended period of twelve months or more and a company or partnership of which the individual consultant is an employee or a shareholder or partner;

Share Compensation Arrangement

means the Plan described herein and any other stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Common Shares to one or more Service Providers, including a share purchase from treasury which is financially assisted by the Corporation by way of a loan, guaranty or otherwise;

Subscription Price	means the amount payable per Common Share on the exercise of an Option, as determined in accordance with Section 3.2, as such may be amended from time to time pursuant to Section 2.18;
Subsidiary	means subsidiary as determined under the Business Corporations Act (British Columbia);
Take-Over Bid	has the meaning assigned to that term in the Securities Act but excludes an exempt take-over bid as determined under the Securities Act;
TSX	means The Toronto Stock Exchange; and
Voting Securities

means Common Shares and any other shares entitled to vote for the election of Directors and will include any securities, whether or not issued by the Corporation, which are not shares entitled to vote for the election of Directors but are convertible into or exchangeable for shares which are entitled to vote for the election of Directors including any options or rights to purchase such shares or securities.

ARTICLE 2
PROVISIONS APPLICABLE TO OPTIONS AND AWARDS

Purpose of Granting Options and Awards

2.1     The purpose of granting Options and Awards is to attract, retain and motivate Service Providers and to compensate them for their loyalty and contribution to the Corporation's long-term growth and development, and to encourage them to acquire a proprietary interest in the success of the Corporation.

Maximum Shares Reserved

2.2    The maximum aggregate number of Common Shares that are Reserved for Issuance under Options is 7,500,000 Common Shares and the maximum number of Common Shares that are Reserved for Issuance under Awards is 3,102,600 Common Shares.

2.3     The maximum aggregate number of Common Shares that, under all Share Compensation Arrangements:

may be Reserved for Issuance, may not exceed 10% of the Outstanding Issue;

may be issued to Insiders within a one year period, may not exceed 10% of the Outstanding Issue at that time;

may be issued to any one Insider and his or her Associates within a one year period, may not exceed 5% of the Outstanding Issue; and

may be Reserved for Issuance to non-employee Directors and may not exceed 5% of the Outstanding Issue at that time.

2.4     For the purposes of Section 2.3:

Common Shares issuable to an Insider pursuant to a stock option or other entitlement that was granted before the person became an Insider will be excluded in determining the number of Common Shares issuable to Insiders; and

Common Shares issuable to a Director pursuant to a stock option or other entitlement that was granted before the person became a Director, or while the Director was also an Officer; will be excluded in determining the number of Common Shares issuable to Directors.

Incorporation of Terms of the Plan

2.5     Subject to specific variations approved by the Board, all terms and conditions set out herein relating to Options will be incorporated into and form part of an Option and all terms and conditions set out herein relating to Awards will be incorporated into and form part of an Award.

Shares Not Acquired

2.6     Any Common Shares not acquired under an Option or Award which has expired or been cancelled or terminated may be made the subject of a further Option or Award, as the case may be, pursuant to the provisions of this Plan.

Powers of the Board

2.7     The Board will be responsible for the general administration of the Plan and the proper execution of its provisions, the interpretation of the Plan and the determination of all questions arising hereunder. Without limiting the generality of the foregoing, the Board has the power to:

allot Common Shares for issuance in connection with Options and Awards granted under the Plan;

grant Options and Awards hereunder; and

subject to Section 2.9, Section 2.10 and Section 2.11, Regulatory Approval or any shareholder approval required under applicable laws, rules and regulations, amend, suspend, terminate or discontinue the Plan, or revoke or alter any action taken in connection therewith, except that no amendment or suspension of the Plan will, without the written consent of the affected Participants, alter or impair any Option or Award granted under the Plan.

Delegation of Powers

2.8     Save and except as otherwise provided herein, the Board's powers and duties hereunder are delegated to the Committee, which will exercise the powers and discharge the duties of the Board in respect of the Plan to the same extent as the Board is hereby authorized so to do.

Amendment of the Plan

2.9     Subject to any specific limitations contained in the Plan, and notwithstanding the provisions of Section 2.8, the Board reserves the right, in its absolute discretion, to amend, modify or terminate the Plan at any time.

2.10     Notwithstanding Section 2.9, the Board may not, without approval of the holders of a majority of the issued and outstanding Common Shares present and voting in person or by proxy at a meeting of holders of such securities, amend the Plan or an Option or Award to:

increase the number of Common Shares Reserved for Issuance under the Plan;

make any amendment that would reduce the Subscription Price of an outstanding Option (including a cancellation and reissue of an Option at a reduced Subscription Price);

amend or delete Section 3.3 to allow for the term of any Option to be longer than the 5 year period described therein;

permit assignments, or exercises other than by the Participant, of Options beyond that contemplated by Section 3.6, except for an amendment that would permit the assignment of an Option for estate planning or estate settlement purposes;

amend the Plan to provide for other types of compensation through equity issuance, unless the change to the Plan or an Option results from the application of Section 2.18;

amend or delete Section 2.3;

amend or delete Section 2.9, Section 2.10 andSection 2.11; and

amend or delete Section 4.1.

2.11     The Board may make the following amendments to the Plan without obtaining shareholder approval:

amendments to the terms and conditions of the Plan necessary to ensure that the Plan complies with the applicable regulatory requirements, including without limitation the rules of the TSX or any national securities exchange or system on which the Common Shares are then listed or reported, or by any regulatory body having jurisdiction with respect thereto;

making adjustments to outstanding Options in the event of certain corporate transactions as contemplated by Section 2.18;

to change to the termination provisions of an Option which does not entail an extension of the term of an Option beyond the 5 year period described in Section 3.3;

amendments to the provisions of the Plan respecting administration of the Plan and eligibility for participation under the Plan;

amendments to the provisions of the Plan respecting the terms and conditions on which Options or Awards may be granted pursuant to the Plan; and

amendments to the Plan that are of a "housekeeping nature".

Approvals

2.12     This Plan will be subject to shareholder approval and acceptance if necessary by the TSX in compliance with all conditions imposed by the TSX. Any Options or Awards granted prior to such acceptance will be conditional upon such acceptance being given and any conditions complied with and no Options or Awards may be exercised unless such acceptance is given and such conditions are complied with.

2.13     In addition, in connection with Code Stock Options granted under the Plan, the Board will obtain shareholder approval of a Plan amendment to the extent required by Section 422 of the Code, and any change or adjustment to an outstanding Code Stock Option will not, without the consent of the Participant, be made in such a manner so as to constitute a "modification" that would cause such Code Stock Option to fail to qualify as an Code Stock Option.

Withholding Tax

2.14     If the Corporation determines that under the requirements of applicable taxation laws it is obliged to withhold for remittance to a taxing authority any amount as a condition of the issuance of any Common Shares pursuant to any Option or Award, the Corporation may, prior to and as a condition of issuing the Common Shares, require the Participant to pay to the Corporation such amount as the Corporation is obliged to remit to such taxing authority in respect of the issuance of the Common Shares. Any such payment will be due no later than the date as of which any amount with respect to the issuance of the Common Shares must be remitted by the Corporation to such taxing authority. Payment may be in cash or, with the prior approval of and upon conditions established by the Committee, by withholding or tendering of Common Shares, valued at the closing trading price of the Common Shares on the TSX for the previous day prior to the date in question.

No Rights as a Shareholder

2.16     No Participant will have any of the rights of a shareholder of the Corporation with respect to shares subject to Options or Awards until the issuance of a Certificate for such shares. Except as otherwise provided herein, no adjustments will be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the data such Certificate is issued.

No Rights to Options or Awards

2.17     No Service Provider will have any claim to be granted any Option or Award under the Plan, and there is no obligation for uniformity of treatment of Service Providers or beneficiaries of Options and Awards under the Plan. The terms and conditions of Options and Awards need not be the same with respect to any Participant or with respect to different Participants.

No Right to Employment and the provision of Services

2.18     Nothing contained in the Plan will confer upon a Participant any right with respect to employment or provision of services with the Corporation or a Subsidiary, or interfere in any way with the right of the Corporation or a Subsidiary to terminate the Participant's employment or service at any time. Participation in the Plan by a Participant will be at the discretion of the Committee.

Adjustment of Options and Awards

2.19     The number of Common Shares subject to an Option or Award will be subject to adjustment in the events and in the manner following:

in the event that the Board determines that any dividend or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization,

stock split, reverse stock split, reorganization, merger, consolidation, combination, issuance of warrants or other rights to purchase Common Shares or other securities of the Corporation or other similar corporate transaction or event, to, or which affects, all holders of common shares pro rata, affects the Common Shares such that an adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board may, in such manner as it may deem equitable, adjust any or all of:

(i)     the number and type of Common Shares (or other securities or other property) that thereafter may be made the subject of Options or Awards,

(ii)     the number and type of Common Shares (or other securities or other property) that may be acquired upon the exercise of outstanding Options or which will be subject to outstanding Awards, and

(iii)     the Subscription Price with respect to outstanding Options;

an adjustment will take effect at the time of the event giving rise to the adjustment, and the adjustments provided for in this section are cumulative;

the Corporation will not be required to issue fractional shares in satisfaction of its obligations hereunder and accordingly any fractional interest in a Common Share or other security that would, except for the provisions of this Section 2.18, be deliverable upon the exercise of an Option or vesting of an Award will be cancelled and not be deliverable by the Corporation; and

if any questions arise at any time with respect to the Subscription Price or number of Common Shares or other securities deliverable upon exercise of an Option or pursuant to the vesting of an Award in any of the events set out in this Section 2.18, such questions will be conclusively determined by the Corporation's Auditors, or, if they decline to so act, any other firm of Chartered Accountants, in Vancouver, British Columbia that the Corporation may designate and who will have access to all appropriate records, and such determination will be binding upon the Corporation and all Participants.

ARTICLE 3
SHARE PURCHASE OPTIONS

Eligibility

3.1     Options may be granted to Service Providers.

Subscription Price

3.2     The Subscription Price per Optioned Share will be the greater of:

the closing price for the Common Shares on the TSX on the last trading day before the date of grant of the Option; or

if the Board determines that the Subscription Price determined in Section 0 is not a representative price, the weighted average of the trading prices for the Common Shares on the five trading days before the date of grant of the Option; or

if the Common Shares are not listed on the TSX, then as calculated in Section 0 and Section 0 above by reference to the price on any other stock exchange on which the Common Shares are listed (if more than one, then using the exchange on which a majority of Common Shares are traded).

If the Common Shares are not listed on a stock exchange, the Subscription Price will be that determined by the directors using good faith discretion by applying any reasonable valuation method, which may be an independent third party valuation; provided, that any such determination for an Option or Award subject to Code Section 409A shall be made in compliance with the regulations under Code Section 409A.

Factors to be considered in establishing fair market value of an Option or Award subject to Code Section 409A shall include as applicable: the value of tangible and intangible assets of the Corporation, the present value of anticipated future cash flows of the Corporation, the market value of stock or equity interests in similar corporations and other entities engaged in trades or businesses substantially similar to those engaged in by the Corporation, the value of which can be readily determined through nondiscretionary, objective means (such as through trading prices on an established securities market or an amount paid in an arm's length private transaction), recent arm's length transactions involving the sale or transfer of Corporation stock or equity interests, and other relevant factors such as control premiums or discounts for lack of marketability and whether the valuation method is used for other purposes that have a material economic effect on the service recipient, its stockholders, or its creditors.

The use of a valuation method shall take into consideration all available information material to the value of the Corporation at the time of the grant of the Option or Award and the fair market value shall be established not longer than 12 months prior to the date of the grant of the Option or Award.

Term of Options

3.3     Except as described in this Section 3.3, the term of an Option will be such period after the Option Effective Date of the Option, not exceeding 5 years, as the Committee determines at the time of granting of the Option. However, if the Expiry Date for an Option occurs during a Blackout Period applicable to the relevant Participant, or within five Business Days after the expiry of a Blackout Period applicable to the relevant Participant, the Expiry Date for that Option will be the date that is the 10th Business Day after the expiry date of the Blackout Period notwithstanding that such date may have the effect of extending the period of the Option beyond the 5 years described above.

Vesting of Option Rights

3.4     Options granted at a particular time may be exercised only:

after the Option Commitment is received by the Participant from the Corporation's Corporate Secretary, and in accordance with the vesting rights related to the Option as prescribed by the Corporation in the Option Commitment.

Variation of Vesting Periods

3.5     In the event of a Change of Control of the Corporation or a Take-Over Bid being made for Common Shares, the Committee may in its discretion provide in the case of a particular Participant that the Options held by that Participant may be exercised by the Participant in full or in part at any time before the applicable vesting period for those Options.

Limitation on Right to Exercise

3.6     No Option may be exercised after the Participant, if a Director, has ceased to be a Director or if an Employee or other Service Provider, has left the employ or service of the Corporation, except as follows:

in the case of death of a Participant, all unvested rights of the Participant under the Option will be deemed to have become fully vested immediately before the time of such Participant's death, and the personal representatives of the Participant will be entitled to exercise the Option at any time by the earlier of (i) the Expiry Date of the Option, and (ii) the first anniversary of the date on which the Participant died;

in the case of a Participant who becomes Retired, all unvested Option Rights will be deemed to have become fully vested immediately before the time that the Participant Retired, and the Options held by the Participant will be exercisable by the earlier of (i) the Expiry Date of the Option, or (ii) if a Non-qualified Stock Option, the first anniversary of the date on which the Participant Retired, or, if a Code Stock Option, as provided in the Termination Section of the Option Commitment for Code Stock Options;

in the case of a Participant becoming unable to work due to illness, injury or disability whether or not such Participant is entitled to or in receipt of disability benefits, all Option Rights will vest, and the Options held by the Participant will be exercisable on the same terms as if the Participant had continued to be a Service Provider; provided that, if such Option is a Code Stock Option, the Option will be exercisable as provided in the Termination Section of the Option Commitment for Code Stock Options;

in the case of a Participant resigning his office, or terminating his employment or service, or being dismissed without Cause, the Option Rights that have accrued to such Participant up to the time of resignation or termination will be exercisable by the earlier of (i) the Expiry Date of the Option and (ii) the 30th day after the date of resignation or termination; and

in the case of a Participant being dismissed from office, employment or service for Cause, the Option and all Option Rights that had accrued to the Participant to the date of termination will terminate immediately unless otherwise determined by the Board.

Notwithstanding the provisions of Section 0, the Committee may, with the Participant's consent, extend the time period during which an Option may be exercised to no longer than the first to occur of the Expiry Date for the Option and the end of an agreed upon severance period (but not later than the period permitted under Code Section 409A) and may permit an Option to be exercised in respect of any Option Rights that vest during any agreed upon severance period.

Right to Exercise Options

3.7     Subject to Section 0 or as permitted by applicable regulatory authorities in connection with a transfer to a registered retirement savings plan or registered retirement income fund established by or for the Participant or under which the Participant is the beneficiary, an Option may be exercisable only by the Participant to whom it is granted.

Employees Not Eligible for Code Stock Options

3.8     Individuals who are not Employees of the Corporation or of one of its subsidiaries and who are not subject to taxation in the United States, may not be granted Code Stock Options. For purposes of this Section 3.8 "subsidiary" will have the meaning attributed to that term for purposes of Section 424(f) of the Code.

Option Commitment

3.9     Upon grant of an Option, the Corporation will deliver to the Service Provider an Option Commitment detailing the terms of his Option. and upon the execution of an Acceptance and Acknowledgement as provided in the Option Commitment the Service Provider will be a Participant under this Plan and will have the right to purchase the Optioned Shares at the Subscription Price set out in the Option Commitment.

Manner of Exercise

3.10     A Participant who wishes to exercise his Option may do so by delivering to the Corporation;

In the case of;

(i)     an Option which is not a Code Stock Option or a Non-Qualified Stock Option, a written notice specifying the number of Optioned Shares being acquired pursuant to the Option,

(ii)     an Option that is a Non-Qualified Stock Option, a Notice of Exercise of Non-Qualified Stock Option in the form which is part of Schedule B, and

(iii)    an Option that is a Code Stock Option, a Notice of Exercise of Code Stock Option in the form which is part of Schedule C; and

cash, a cheque or some other form of guaranteed payment for the aggregate Subscription Price for the Optioned Shares being acquired;

should the Common Stock be listed under the TSX or another recognized exchange at the time an Option is exercised, then payment may also be made through a special sale and remittance procedure pursuant to which the Participant shall concurrently provide irrevocable written instructions (1) to a brokerage firm acceptable to or designated by the Corporation to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable withholding taxes, and (2) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Delivery of Certificate

3.11     Not later than five Business Days after receipt of the notice of exercise and payment for the Optioned Shares being acquired, the Corporation will direct its transfer agent to issue a Certificate to the Participant for the appropriate number of Optioned Shares.

ARTICLE 4
AWARDS

Eligibility

4.1     Recipients of Awards will be limited to Service Providers who are designated from time to time by the Committee in the Committee's sole discretion. Participation will be voluntary.

Agreements Evidencing Awards

4.2     Each Award granted under the Plan will be evidenced by a written document in such form and will contain such terms and conditions as the Committee in its sole discretion deems appropriate. The terms of the Award Agreements may change from time to time, and the terms of separate Award Agreements need not be identical, but each Award Agreement will include the following:

an Award may be awarded in consideration for past or future service actually rendered to the Corporation or a Subsidiary;

subject to other limitations herein, Common Shares awarded under an Award Agreement will vest in accordance with a vesting schedule set forth in the Award Agreement; and

the Committee may grant Awards in tandem with or, subject to pre-clearance with the TSX and, if necessary, subject to written consent of the Participant, in substitution for any other Award or Awards granted under this Plan or any award granted under any other plan of the Corporation. By accepting an Award pursuant to the Plan, a Participant thereby agrees that the Award will be subject to all of the terms and conditions of the Plan and the applicable Award Agreement.

Restricted Share Awards

4.3     Restricted Share Awards will be governed by the following:

the Committee may grant Restricted Shares to Directors and Officers in such amounts and subject to such terms and conditions as the Committee may determine in its sole discretion; and

promptly after a Participant accepts a Restricted Share Award, the Corporation will issue in the Participant's name a Certificate for the Common Shares covered by the Award. Upon the issuance of such Certificate, the Participant will have the rights of a shareholder with respect to the Restricted Shares, subject to any restrictions and conditions as the Committee in its discretion may include in the applicable Award Agreement. Unless the Committee otherwise determines, any Certificate issued evidencing Restricted Shares will remain in the possession of the Corporation or its designated agent until such shares are free of any restrictions specified in the applicable Award Agreement and the Participant will execute a transfer power in favour of the Corporation to allow for the transfer of such Certificate in the event the Participant fails to satisfy the restrictions. Participant shall determine whether or not to make an election under Code Section 83, and, if made, shall provide a copy of such timely election to the Corporation.

4.4     Restricted Shares may not be, other than by will or by the laws of descent and distribution, sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of (including through the use of any cash-settled instrument) except as specifically provided in the applicable Award Agreement. The Committee at the time of grant will specify the date or dates on which the non-transferability of the Restricted Shares will lapse.

Deferred Share Awards

4.5     Deferred Share Awards will be governed by the following:

the Committee may grant Deferred Shares to Participants in such amounts and subject to such terms and conditions as the Committee determines in its sole discretion; and

promptly after a Participant accepts a Deferred Share Award, the Corporation will reserve for issue to the Participant the number of Common Shares covered by the Award. The Common Shares reserved for issue to the Participant will be issued and delivered to the Participant in accordance with the restrictions and conditions specified by Code Section 409A and by the Committee in the applicable Award Agreement.

Variation of Vesting Periods Due to Termination of Employment or Office

4.6     Unless otherwise provided in the Award Agreement, if a Participant's employment and/or office with the Corporation and any of its Subsidiaries is terminated due to the Participant becoming Retired or Disabled or due to death or a Change in Control, there will be immediate vesting of all of the Participant's rights to receive Common Shares under his Award upon the effective date such employment or office is terminated.

4.7     For any termination of employment or office other than for those reasons specified in Section 4.6, only the Awards that have vested before the termination date will be payable. Any Awards that have not vested before the termination date will expire on the termination date.

ARTICLE 5
GENERAL

Transferability

5.1     The benefits and Option Rights or Awards accruing to a Participant under the Plan will not be transferable by the Participant other than in the manner provided for in the Plan.

No Representation or Warranty

5.2     The Corporation makes no representation or warranty as to the future market value of Common Shares.

Compliance with Internal Revenue Code Section 409A

5.3     To the extent required to avoid penalties under Internal Revenue Code Section 409A, the Plan Administrator intends any Option or Award issued under the Plan to be exempt from or otherwise to comply in all respects with Code Section 409A and related regulations and intends to interpret and administer any Option or Award issued under the Plan in accordance with Code Section 409A. Notwithstanding any provision to the contrary, all taxes associated with participation in the Plan, including any liability imposed under Code Section 409A, shall be borne by the Participant.

Compliance with Rules and Laws

5.4     The Corporation's obligation to issue and deliver Common Shares under any Option or Award is subject to:

the satisfaction of all requirements under applicable securities law in respect thereof and obtaining all regulatory approvals as the Corporation will determine to be necessary or advisable in connection with the authorization, issuance or sale thereof;

the admission of such Common Shares to listing on any stock exchange in Canada or the United States on which Common Shares may then be listed; and

the receipt from the Participant of such representations, agreements and undertakings as to future dealings in such Common Shares as the Corporation determines to be necessary or advisable in order to safeguard against the violation of the securities laws of any jurisdiction.

5.5     In this connection, the Corporation will take all reasonable steps to obtain such approvals and registrations as may be necessary for the issuance of such Common Shares in compliance with applicable securities laws and for the listing of such Common Shares on a stock exchange in Canada or the United States on which the Common Shares are then listed.

Notices

5.6     All notices are to be in writing and are to be given:

by the Participant to the Corporation may be delivered personally or by registered mail, postage prepaid, addressed as follows:

Tahoe Resources Inc.
5190 Neil Road, Suite 460
Reno, NV 89502; and

any notice given by the Participant will not be effective until actually received by the Corporation at the above address; and

any notice to be given to the Participant will be sufficiently given if delivered personally or by postage prepaid mail to the last address of the Participant on the records of the Corporation and will be effective upon delivery or if mailed five days after mailing.

Corporate Action

5.7     Nothing contained in this Plan or any Option or Award granted will be construed so as to prevent the Corporation or any Subsidiary of the Corporation from taking corporate action which is deemed by the Board to be appropriate or in the best interest of the Corporation, whether or not such action would have an adverse affect on this Plan or on any Award or Option granted.

Governing Law

5.8     This Plan is established under the laws of British Columbia and the rights of all parties and the construction and effect of each provision of this Plan will be according to the laws of British Columbia, the federal laws of Canada applicable in British Columbia, and, to the extent applicable, the United States Internal Revenue Code.

Adoption of Plan

5.9     This Plan was adopted on the 20th day of April, 2010.

TAHOE RESOURCES INC.

Per:     /s/ C. Kevin McArthur
           C. Kevin McArthur, President

OPTION COMMITMENT

Notice is hereby given that, effective this _______ day of _________________________, 20___ (the "Effective Date") Tahoe Resources Inc. (the "Corporation") has granted to ________________________, an Option to acquire __________ Common Shares ("Optioned Shares") up to 5:00 p.m. Vancouver Time on the _______day of ___________________, 20__ (the "Expiry Date") at a Subscription Price of Cdn. $_____ per share.

Vesting

Optioned Shares may be acquired [at any time after the Effective Date up to the Expiry Date] or as follows:

     [Put in vesting provision]

The grant of the Option evidenced hereby is made subject to the terms and conditions of the Corporation's Share Option and Incentive Share Plan, the terms and conditions of which are hereby incorporated herein.

To exercise your Option, deliver to the Corporation the attached Notice of Exercise specifying the number of Optioned Shares you wish to acquire, together with cash, a cheque or other evidence of guaranteed payment as approved by the Corporation for the aggregate Subscription Price. A certificate for the Optioned Shares so acquired will be issued by the transfer agent as soon as practicable thereafter. Alternatively, you may pay for your Optioned Shares by utilizing the "cashless exercise" program outlined in Attachment B of the Notice of Exercise.

TAHOE RESOURCES INC.

Per:
           Corporate Secretary

OPTION COMMITMENT FOR NON-QUALIFIED STOCK OPTIONS

THIS OPTION AND THE SECURITIES DELIVERABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY ACQUIRING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND IT HAS, IN THE CASE OF EACH OF (C) AND (D), PRIOR TO SUCH TRANSFER FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION.

THIS OPTION MAY NOT BE EXERCISED BY OR ON BEHALF OF A "U.S. PERSON" OR A PERSON IN THE UNITED STATES UNLESS THE OPTION AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE, OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. 'UNITED STATES' AND 'U.S. PERSON' ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

Notice is hereby given that, effective this _______ day of _____________________, 20__ (the "Effective Date") Tahoe Resources Inc. (the "Corporation") has granted to _____________________, a Non-Qualified Stock Option to acquire __________ Common Shares ("Optioned Shares") up to 5:00 p.m. Vancouver Time on the ______ day of ____________________, 20____ (the "Expiry Date") at a Subscription Price of Cdn. $ ________ per share.

The grant of the Option evidenced hereby is made subject to the terms and conditions of the Corporation's Share Option and Incentive Share Plan (the "Plan"), the terms and conditions of which are hereby incorporated herein.

Vesting

Optioned Shares may be acquired [at any time after the Effective Date up to the Expiry Date] or as follows:

     [Put in vesting provisions]

Payment for Shares

This Option may be exercised by the delivery of cash, a cheque or other form of guaranteed payment approved by the Corporation for the aggregate Subscription Price for the shares being acquired or by utilizing the "cashless exercise" program outlined in Attachment B of the Notice of Exercise.

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Withholding Taxes

As a condition to the exercise of any portion of this Option, you may be requested to make such arrangements as the Corporation may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise. The Corporation will have the right to retain without notice sufficient shares to satisfy the withholding obligation by electing to have the Corporation or related corporation withhold from the shares to be issued upon exercise that number of shares having a fair market value equal to the amount required to be withheld.

Representations and Warranties of the Optionee

You, as the "Optionee," hereby represent and warrant to the Corporation as follows:

The Optionee is a "U.S. person", as such term is defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act");

The Optionee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of accepting the Option;

The Corporation has provided to the Optionee the opportunity to ask questions and receive answers concerning the terms and conditions of the grant of the Option, and the Optionee has had access to such information concerning the Corporation as the Optionee has considered necessary or appropriate in connection with the Optionee's investment decision to accept the Option, including access to the Corporation's public filings available on the Internet at www.sedar.com, and that any answers to questions and any request for information have been complied with to the Optionee's satisfaction;

The Optionee is acquiring the Option for the Optionee's own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Option, or the underlying Optioned Shares that may be purchased upon exercise of the Option, in violation of the United States securities laws;

The address of the Optionee set out on the execution page of this Option Commitment is the true and correct principal address of the Optionee and can be relied on by the Corporation for the purposes of state blue-sky laws;

The Optionee is an "accredited investor" as defined in Rule 501 of Regulation D of the U.S. Securities Act by virtue of meeting one of the following criteria (please hand-write your initials on the appropriate lines):

Initials _______	A director or executive officer of the Corporation; or
Initials _______	A natural person whose total personal net worth, either individually or jointly with the Optionee's spouse exceeds US$1,000,000; or

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Initials _______

A natural person who had individual income in excess of US$200,000, or joint income with the Optionee's spouse in excess of US$300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year;

Initials _______

An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Option or the Optioned Shares, with total assets in excess of US$5,000,000; or

Initials _______	An entity in which all of the equity owners are "accredited investors";

The Optionee is not acquiring the Option as a result of any form of general solicitation or general advertising (as those terms are used in Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or other form of telecommunications, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

Acknowledgements and Agreements of the Optionee

The Optionee hereby acknowledges and agrees as follows:

(a)     The Option and the Optioned Shares (collectively, the "Securities") have not been and will not be registered under the U.S. Securities Act, or the securities laws of any state of the United States, and the Option are being granted to the Optionee in reliance on an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws;

(b)     The Securities will be "restricted securities", as defined in Rule 144 under the U.S. Securities Act, and the rules of the United States Securities and Exchange Commission (the "SEC") provide in substance that the Optionee may dispose of the Securities only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom, and the Corporation has no obligation to register any of the Securities or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder, if available);

(c)     Absent registration, under the rules of the SEC, the Optionee may be required to hold the Securities indefinitely or to transfer the Securities in "private placements" which are exempt from registration under the U.S. Securities Act, in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of the Optionee, and, as a consequence, the Optionee may be required to bear the economic risks of an investment in the Securities for an indefinite period of time;

4

(d)     If the Optionee decides to offer, sell or otherwise transfer the Option, the Optionee will not offer, sell or otherwise transfer the Option directly or indirectly, unless:

(i)     the sale is to the Corporation;

(ii)     the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(iii)     the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or "blue sky" laws; or

(iv)     the securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and, in the case of each of (iii) and (iv) it has prior to such sale furnished to the Corporation an opinion of counsel reasonably satisfactory to the Corporation stating that such transaction is exempt from registration under applicable securities laws;

(e)     The Option may not be exercised by or for the account or benefit of a person in the United States or a U.S. Person unless registered under the U.S. Securities Act and any applicable state securities laws, unless an exemption from such registration requirements is available;

(f)     This Option Commitment, as well as any Option Commitment(s) issued in exchange for or in substitution of this Option Commitment, until such time as is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws, will bear, on the face of such certificate, the following legends:

"THIS OPTION AND THE SECURITIES DELIVERABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY ACQUIRING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND IT HAS, IN THE CASE OF EACH OF (C) AND (D), PRIOR TO SUCH TRANSFER FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION.

5

THIS OPTION MAY NOT BE EXERCISED BY OR ON BEHALF OF A "U.S. PERSON" OR A PERSON IN THE UNITED STATES UNLESS THE OPTION AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE, OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. 'UNITED STATES' AND 'U.S. PERSON' ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT";

(g)     Participant agrees that the Option will constitute special incentive compensation that will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Corporation unless so provided in such plan;

(h)     By entering into this Option Commitment, Participant acknowledges that the information regarding the grant of Options contained herein is confidential and may not be shared by the Participant with anyone other than Participant's immediate family and personal financial advisor;

(i)     Because of the unique value of the Common Stock, in addition to any other remedies that the Corporation may have upon the breach of the agreements contained herein, the obligations of Participant shall be specifically enforceable;

(j)     The Participant hereby agrees that all controversies, claims and matters of difference arising under the Plan and this Option Commitment shall be submitted to arbitration according to the rules and practices of the Judicial Arbitration & Mediation Services, Inc. ("JAMS"). The submittal of all matters to arbitration in accordance with the terms of this paragraph shall be the sole and exclusive method, means and procedure to resolve any and all claims, disputes or disagreements arising under the terms of this contract, and the arbitration judgment shall be binding on both the Participant and the Corporation. Any dispute to be arbitrated pursuant to the provisions of this contract shall be determined by binding arbitration before a retired judge of any of the trial or appellate courts of the State of Nevada (the "Arbitrator") under the auspices of Judicial Arbitration & Mediation Services, Inc. ("JAMS") or a similar private dispute resolution service mutually selected by parties. Such arbitration shall be initiated by the parties, or either of them, within ten (10) days after either party sends written notice (the "Arbitration Notice") of a demand to arbitrate by registered or certified mail to the other party and to JAMS. The Arbitration Notice shall contain a description of the subject matter of the arbitration, the dispute with respect thereto, the amount involved, if any, and the remedy or determination sought. The parties may agree on a retired judge from the JAMS panel. If they are unable to promptly agree, JAMS will provide a list of three (3) available judges and each party may strike one. The remaining judge (or if there are two (2), the one selected by JAMS) will serve as the Arbitrator. In the event that JAMS shall no longer exist or if JAMS fails or refuses to accept submission of such dispute or Parties cannot agree on an alternative private dispute resolution service, then the dispute shall be resolved by binding arbitration before the AAA under the AAA's

6

commercial arbitration rules then in effect. If a party has served an Arbitration Notice and the other party hereto has served an Acceptance of the Arbitration Notice, the parties shall be deemed to have agreed to the arbitration and further acknowledge and agree that: THE PARTIES EXPRESSLY WAIVE ANY RIGHT TO HAVE ANY SUCH DISPUTE DECIDED IN A COURT OF LAW AND/OR BY A JURY IN A COURT PROCEEDING. THE EXECUTIVE AGREES NOT TO SEEK AND CANNOT ACT ON ANY RIGHT TO SUE LETTER ISSUED BY THE NEVADA EQUAL RIGHTS COMMISSION OR THE EQUAL EMPLOYMENT OPPORTUNITY COMMISSION. ALL SUCH PRIVATE CAUSES OF ACTION ARE SPECIFICALLY WITHIN THE SCOPE OF THIS AGREEMENT. THE DECISION OF THE ARBITRATOR WILL BE FINAL AND BINDING. Each party will bear one-half of the arbitrator's fee and one-half of any expenses that the arbitrator incurs or is associated with the arbitration proceeding. Each party will bear its own attorneys' fees and costs, subject to any remedies to which a prevailing party may be entitled under the law. This agreement to arbitrate is specifically enforceable. Judgment upon any award rendered by the Arbitrator may be entered in any court having jurisdiction. The decision of the Arbitrator within the scope of the submission will be final and binding on all parties, and any right to judicial action on any matter subject to arbitration hereunder hereby is waived (unless otherwise provided by applicable law), except suit to enforce this arbitration agreement, an arbitration award or in the event arbitration is not available for any reason.

(k)     The interpretation and construction of any provision of and determinations on any question arising under the Plan or this Option Commitment shall be made by the Committee, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties. This Option Commitment, as issued pursuant to the Plan, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations and understandings. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof. This Option Commitment may be executed in counterparts, all of which shall be deemed to be one and the same instrument, and it shall be sufficient for each party to have executed at least one, but not necessarily the same, counterpart. The headings contained in this Option Commitment are for reference purposes only and shall not affect the meaning or interpretation of this Option Commitment in any way; and

(l)     Upon exercise of the Option, the Optionee will be required to complete, execute and deliver to the Corporation a Notice of Exercise substantially in the form annexed hereto.

7

TAHOE RESOURCES INC.

Per:
          Corporate Secretary

8

ACCEPTANCE AND ACKNOWLEDGEMENT

I, a resident of the State of Nevada, accept the Non-Qualified Stock Option described above under the Share Option and Incentive Share Plan (the "Plan") of Tahoe Resources Inc., and acknowledge receipt of a copy of this Option Commitment and a copy of the Plan. I have read and understand the Plan.

Dated:
(Name)
(Address)

Taxpayer I.D. Number

Optionee's Signature

By his or her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of his or her execution of this Agreement, acknowledges that he or she has read this Option Commitment and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Option Commitment and the Plan.

Dated:
Spouse's Signature

Printed Name

By his or her signature below, the Optionee represents that he or she is not legally married as of the date of execution of this Option Commitment.

Dated:
Optionee's Signature

9

NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTION

To:

I, a resident of the State of Nevada, hereby exercise my Non-Qualified Stock Option granted by Tahoe Resources Inc. (the "Corporation") on __________, 20__, subject to all the terms and provisions thereof and of the Share Option and Incentive Share Plan (the "Plan"), referred to therein and notify the Corporation of my desire to purchase __________ Common Shares of the Corporation (the "Shares") at the subscription price of Cdn. $_____ per share which were offered to me pursuant to said Option.

In connection with the exercise of the Option the undersigned Option holder (the "Holder"), hereby represents and warrants to the Corporation as follows:

(a)     The Holder is: (i) a "U.S. person", as such term is defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"); and (ii) authorized to consummate the purchase of common shares (the "Shares" and together with the Options, the "Securities") in the capital of the Corporation pursuant to the contemplated exercise of the Options;

(b)     The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and is able to bear the economic risk of loss of the Holder's entire investment;

(c)     The Corporation has provided to the Holder with a copy of the Plan and the opportunity to ask questions and receive answers concerning the terms and conditions of the offering represented by the Options, and the Holder has had access to such information concerning the Corporation as the Holder has considered necessary or appropriate in connection with the Holder's investment decision to acquire the Shares, including access to the Corporation's public filings available on the Internet at www.sedar.com, and that any answers to questions and any request for information have been complied with to the Holder's satisfaction;

(d)     The Holder is acquiring the Shares for the Holder's own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares in violation of the United States securities laws;

(e)     The address of the Holder set out on the execution page of this Certificate is the true and correct principal address of the Holder and can be relied on by the Corporation for the purposes of state blue-sky laws;

(f)     The Holder is an "accredited investor" as defined in Rule 501 of Regulation D of the U.S. Securities Act by virtue of meeting one of the following criteria (please hand-write your initials on the appropriate lines):

Initials _______	A director or executive officer of the Corporation; or

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Initials _______	A natural person whose total personal net worth, either individually or jointly with the Optionee's spouse exceeds US$1,000,000; or
Initials _______

A natural person who had individual income in excess of US$200,000, or joint income with the Optionee's spouse in excess of US$300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year;

Initials _______

An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Option or the Optioned Shares, with total assets in excess of US$5,000,000; or

Initials _______	An entity in which all of the equity owners are "accredited investors";

(g)     The Holder is not purchasing the Shares as a result of any form of general solicitation or general advertising (as those terms are used in Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or other form of telecommunications, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

The Holder acknowledges and agrees as follows:

(a)     The Shares have not been and will not be registered under the U.S. Securities Act, or the securities laws of any state of the United States, and the Shares are being sold to the Holder in reliance on an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws;

(b)     The Shares will be "restricted securities", as defined in Rule 144 under the U.S. Securities Act, and the rules of the United States Securities and Exchange Commission (the "SEC") provide in substance that the Holder may dispose of the Shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom, and the Corporation has no obligation to register any of the Shares or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder);

(c)     If the Holder decides to offer, sell or otherwise transfer any of the Shares, it will not offer, sell or otherwise transfer any of such Shares directly or indirectly, unless:

(i)     the sale is to the Corporation;

11

(ii)     the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(iii)     the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "blue sky" laws; or

(iv)     the securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and, in the case of each of (iii) and (iv) it has prior to such sale furnished to the Corporation an opinion of counsel reasonably satisfactory to the Corporation stating that such transaction is exempt from registration under applicable securities laws;

(a)     The Holder will not engage in any "directed selling efforts" (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of such Shares;

(b)     The certificates representing the Shares, as well as all certificates issued in exchange for or in substitution of the foregoing, until such time as is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws, will bear, on the face of such certificate, the following legends:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT."

"THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT "GOOD DELIVERY" OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE. A CERTIFICATE WITHOUT A LEGEND MAY BE OBTAINED FROM THE REGISTRAR AND TRANSFER AGENT OF THE CORPORATION IN CONNECTION WITH A SALE OF THE SECURITIES REPRESENTED HEREBY AT

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A TIME WHEN THE CORPORATION IS A "FOREIGN COMPANY" AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT, UPON DELIVERY OF THIS CERTIFICATE, AN EXECUTED DECLARATION AND, IF REQUESTED BY THE CORPORATION OR THE TRANSFER AGENT, AN OPINION OF COUNSEL OF RECOGNIZED STANDING, EACH IN FORM SATISFACTORY TO THE TRANSFER AGENT OF THE CORPORATION AND THE CORPORATION, TO THE EFFECT THAT SUCH SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.";

provided, that if the Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S at a time when the Corporation is a "foreign issuer" as defined in Regulation S at the time of sale, the legends set forth above may be removed by providing an executed declaration to the registrar and transfer agent of the Corporation, in substantially the form set forth as Appendix A attached hereto (or in such other form as the Corporation may prescribe from time to time) and, if requested by the Corporation or the transfer agent, an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation and the transfer agent to the effect that such sale is being made in compliance with Rule 904 of Regulation S; and provided, further, that, if any Shares are being sold otherwise than in accordance with Regulation S and other than to the Corporation, the legend may be removed by delivery to the registrar and transfer agent and the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

(c)     The Holder consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described in this Certificate; and

(d)     The Holder understands and acknowledges that the Corporation is not obligated to remain a "foreign issuer".

Dated _______________

Address of Holder:

Street Address	Signature

Suite, Apartment or Unit No	Name of Holder (please print)

Municipality

State/Zip Code

Appendix "A" to the NOtice of Exercise

TAHOE RESOURCES INC.
Form of Declaration for Removal of Legend

TO:     Registrar and transfer agent for the shares of Tahoe Resources Inc. (the "Corporation").

The undersigned (A) acknowledges that the sale of the securities of the Corporation to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and (B) certifies that (1) the undersigned is not (a) an "affiliate" of the Corporation (as that term is defined in Rule 405 under the U.S. Securities Act), except any officer or director of the Corporation who is an affiliate solely by virtue of holding such position, (b) a "distributor" as defined in Regulation S, or (c) an affiliate of a distributor; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of the TSX or another "designated offshore securities market" as defined in Regulation S, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as that term is defined in Rule 144(a)(3) under the U. S. Securities Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U. S. Securities Act.

Dated _______________ 20___.

X
Signature of individual (if Purchaser is an individual)

X
Authorized signatory (if Purchaser is not an individual)

X
Name of Purchaser (please print)

X
Name of authorized signatory (please print)

X
Official capacity of authorized signatory (please print)

Affirmation by Seller's Broker-Dealer

We have read the foregoing representations of our customer, _________________________ (the "Seller"), dated _______________________, with regard to the sale, for such Seller's account, of _________________ common shares of the Corporation represented by certificate number ______________, and we hereby affirm that, to the best of our knowledge and belief, the facts set forth therein are full, true and correct.

Dated:

Name of Firm

By:
          Authorized Officer

APPENDIX "B" TO THE NOTICE OF EXERCISE

TAHOE RESOURCES, INC.

DIRECTIONS FOR CASHLESS EXERCISE

OPTION COMMITMENT FOR CODE STOCK OPTIONS

THIS OPTION AND THE SECURITIES DELIVERABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY ACQUIRING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND IT HAS, IN THE CASE OF EACH OF (C) AND (D), PRIOR TO SUCH TRANSFER FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION.

THIS OPTION MAY NOT BE EXERCISED BY OR ON BEHALF OF A "U.S. PERSON" OR A PERSON IN THE UNITED STATES UNLESS THE OPTION AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE, OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. 'UNITED STATES' AND 'U.S. PERSON' ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

Notice is hereby given that, effective this _______ day of _____________________, 20__ (the "Effective Date") Tahoe Resources Inc. (the "Corporation") has granted to _____________________, a Code Stock Option to acquire __________ Common Shares ("Optioned Shares") up to 5:00 p.m. Vancouver Time on the ______ day of ____________________, 20____ (the "Expiry Date") at a Subscription Price of Cdn. $________ per share.

The grant of the Option evidenced hereby is made subject to the terms and conditions of the Corporation's Share Option and Incentive Share Plan (the "Plan"), the terms and conditions of which are hereby incorporated herein. If the Plan has not been or is not approved by the shareholders of the Corporation within 12 months before or after the adoption of the Plan, this Option will be treated as a Non-Qualified Stock Option.

Vesting

Optioned Shares may be acquired [at any time after the Effective Date up to the Expiry Date] or as follows:

     [Put in vesting provisions]

ISO Qualification

To the extent that the aggregate Subscription Price of the shares with respect to which this Option is exercisable for the first time by you during any calendar year (under this Option and all

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other Code Stock Options you hold) exceeds $100,000, the excess portion will be treated as a Non-Qualified Option unless the Internal Revenue Service changes the rules and regulations governing the $100,000 limit for incentive stock options. In the event the Optionee holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation will be applied on the basis of the order in which such Options are granted.

Termination

The terms of the Plan with respect to termination apply to Code Stock Options, however, to qualify for the beneficial tax treatment given Code Stock Options, this Option must in all cases be exercised within three months after termination of employment for reasons other than death or total disability and one year after termination of employment due to total disability and before the expiration date by the personal representatives, heirs or legatees of the deceased Optionee in the case of termination due to death.

Employment will be deemed to not continue beyond the first 90 days of a leave of absence unless the Optionee's re-employment rights are guaranteed by statute or contract. For purposes of this section, "total disability" means a mental or physical impairment of the Optionee that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Optionee to be unable, in the Corporation's opinion, to perform his or her duties for the Corporation and to be engaged in any substantial gainful activity. Total disability will be deemed to have occurred on the first day after the Corporation and two independent physicians have furnished their opinion of total disability to the Committee.

Exercise

During your lifetime only you can exercise this Option. The Plan also provides for exercise of this Option by the personal representative of your estate or the beneficiary thereof following your death.

10% Shareholders

If an individual owns more than 10% of the total voting power of all classes of the Corporation's stock, the exercise price per share of a Code Stock Option will not be less than 110% of the Subscription Price of the Common Shares on the Effective Date and the Option term will not exceed five years. The determination of 10% ownership will be made in accordance with Section 424(d) of the Internal Revenue Code of 1986, as amended (the "Code").

Payment for Shares

This Option may be exercised by the delivery of cash, a cheque or other form of guaranteed payment approved by the Corporation for the aggregate Subscription Price for the shares being acquired or by utilizing the "cashless exercise" program outlined in Attachment B of the Notice of Exercise.

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Withholding Taxes

As a condition to the exercise of any portion of this Option which does not qualify as a Code Stock Option, you may be requested to make such arrangements as the Corporation may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise. The Corporation will have the right to retain without notice sufficient shares to satisfy the withholding obligation by electing to have the Corporation or related corporation withhold from the shares to be issued upon exercise that number of shares having a fair market value equal to the amount required to be withheld.

Transfer of Option

This Option is not transferable except by will or by the applicable laws of descent and distribution.

In order to obtain certain tax benefits afforded to Code Stock Options under Section 422 of the Code, as amended, you must hold the shares issued upon the exercise of a Code Stock Option for a period which expires two years after the date of grant of this Option and one year from the date of exercise. You may be subject to the alternative minimum tax at the time of exercise. The Committee may require an Optionee to give the Corporation prompt notice of any disposition of shares acquired by the exercise of a Code Stock Option prior to the expiration of such holding periods.

You should obtain tax advice when exercising any Option and prior to the disposition of the shares issued upon the exercise of any Option.

Representations and Warranties of the Optionee

You, as the "Optionee," hereby represent and warrant to the Corporation as follows:

(a)     The Optionee is a "U.S. person", as such term is defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act");

(b)     The Optionee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of accepting the Option;

(c)     The Corporation has provided to the Optionee the opportunity to ask questions and receive answers concerning the terms and conditions of the grant of the Option, and the Optionee has had access to such information concerning the Corporation as the Optionee has considered necessary or appropriate in connection with the Optionee's investment decision to accept the Option, including access to the Corporation's public filings available on the Internet at www.sedar.com, and that any answers to questions and any request for information have been complied with to the Optionee's satisfaction;

(d)     The Optionee is acquiring the Option for the Optionee's own account, for investment purposes only and not with a view to any resale, distribution or other

4

disposition of the Option, or the underlying Optioned Shares that may be purchased upon exercise of the Option, in violation of the United States securities laws;

(e)     The address of the Optionee set out on the execution page of this Option Commitment is the true and correct principal address of the Optionee and can be relied on by the Corporation for the purposes of state blue-sky laws;

(f)     The Optionee is an "accredited investor" as defined in Rule 501 of Regulation D of the U.S. Securities Act by virtue of meeting one of the following criteria (please hand-write your initials on the appropriate lines):

Initials _______	A director or executive officer of the Corporation; or
Initials _______	A natural person whose total personal net worth, either individually or jointly with the Optionee's spouse exceeds US$1,000,000; or
Initials _______

A natural person who had individual income in excess of US$200,000, or joint income with the Optionee's spouse in excess of US$300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year;

Initials _______

An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Option or the Optioned Shares, with total assets in excess of US$5,000,000; or

Initials _______	An entity in which all of the equity owners are "accredited investors"; and

(g)     The Optionee is not acquiring the Option as a result of any form of general solicitation or general advertising (as those terms are used in Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or other form of telecommunications, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

Acknowledgements and Agreements of the Optionee

The Optionee hereby acknowledges and agrees as follows:

(a)     The Option and the Optioned Shares (collectively, the "Securities") have not been and will not be registered under the U.S. Securities Act, or the securities laws of any state of the United States, and the Option are being granted to the

5

Optionee in reliance on an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws;

(b)     The Securities will be "restricted securities", as defined in Rule 144 under the U.S. Securities Act, and the rules of the United States Securities and Exchange Commission (the "SEC") provide in substance that the Optionee may dispose of the Securities only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom, and the Corporation has no obligation to register any of the Securities or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder, if available);

(c)     Absent registration, under the rules of the SEC, the Optionee may be required to hold the Securities indefinitely or to transfer the Securities in "private placements" which are exempt from registration under the U.S. Securities Act, in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of the Optionee, and, as a consequence, the Optionee may be required to bear the economic risks of an investment in the Securities for an indefinite period of time;

(d)     If the Optionee decides to offer, sell or otherwise transfer any of the Shares, the Optionee will not offer, sell or otherwise transfer the Option directly or indirectly, unless:

(i)     the sale is to the Corporation;

(ii)     the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(iii)     the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or "blue sky" laws; or

(vi)     the securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and, in the case of each of (iii) and (iv) it has prior to such sale furnished to the Corporation an opinion of counsel reasonably satisfactory to the Corporation stating that such transaction is exempt from registration under applicable securities laws;

(e)     The Option may not be exercised by or for the account or benefit of a person in the United States or a U.S. Person unless registered under the U.S. Securities Act and any applicable state securities laws, unless an exemption from such registration requirements is available;

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(f)     This Option Commitment, as well as any Option Commitment(s) issued in exchange for or in substitution of this Option Commitment, until such time as is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws, will bear, on the face of such certificate, the following legends:

"THIS OPTION AND THE SECURITIES DELIVERABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY ACQUIRING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND IT HAS, IN THE CASE OF EACH OF (C) AND (D), PRIOR TO SUCH TRANSFER FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION.

THIS OPTION MAY NOT BE EXERCISED BY OR ON BEHALF OF A "U.S. PERSON" OR A PERSON IN THE UNITED STATES UNLESS THE OPTION AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE, OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. 'UNITED STATES' AND 'U.S. PERSON' ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT";

(g)     Participant agrees that the Option will constitute special incentive compensation that will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Corporation unless so provided in such plan;

(h)     By entering into this Option Commitment, Participant acknowledges that the information regarding the grant of Options contained herein is confidential and may not be shared by the Participant with anyone other than Participant's immediate family and personal financial advisor;

(i)     Because of the unique value of the Common Stock, in addition to any other remedies that the Corporation may have upon the breach of the agreements contained herein, the obligations of Participant shall be specifically enforceable;

(j)      The Participant hereby agrees that all controversies, claims and matters of difference arising under the Plan and this Option Commitment shall be submitted to arbitration according to the rules and practices of the Judicial Arbitration &

7

Mediation Services, Inc. ("JAMS"). The submittal of all matters to arbitration in accordance with the terms of this paragraph shall be the sole and exclusive method, means and procedure to resolve any and all claims, disputes or disagreements arising under the terms of this contract, and the arbitration judgment shall be binding on both the Participant and the Corporation. Any dispute to be arbitrated pursuant to the provisions of this contract shall be determined by binding arbitration before a retired judge of any of the trial or appellate courts of the State of Nevada (the "Arbitrator") under the auspices of Judicial Arbitration & Mediation Services, Inc. ("JAMS") or a similar private dispute resolution service mutually selected by parties. Such arbitration shall be initiated by the parties, or either of them, within ten (10) days after either party sends written notice (the "Arbitration Notice") of a demand to arbitrate by registered or certified mail to the other party and to JAMS. The Arbitration Notice shall contain a description of the subject matter of the arbitration, the dispute with respect thereto, the amount involved, if any, and the remedy or determination sought. The parties may agree on a retired judge from the JAMS panel. If they are unable to promptly agree, JAMS will provide a list of three (3) available judges and each party may strike one. The remaining judge (or if there are two (2), the one selected by JAMS) will serve as the Arbitrator. In the event that JAMS shall no longer exist or if JAMS fails or refuses to accept submission of such dispute or Parties cannot agree on an alternative private dispute resolution service, then the dispute shall be resolved by binding arbitration before the AAA under the AAA's commercial arbitration rules then in effect. If a party has served an Arbitration Notice and the other party hereto has served an Acceptance of the Arbitration Notice, the parties shall be deemed to have agreed to the arbitration and further acknowledge and agree that: THE PARTIES EXPRESSLY WAIVE ANY RIGHT TO HAVE ANY SUCH DISPUTE DECIDED IN A COURT OF LAW AND/OR BY A JURY IN A COURT PROCEEDING. THE EXECUTIVE AGREES NOT TO SEEK AND CANNOT ACT ON ANY RIGHT TO SUE LETTER ISSUED BY THE NEVADA EQUAL RIGHTS COMMISSION OR THE EQUAL EMPLOYMENT OPPORTUNITY COMMISSION. ALL SUCH PRIVATE CAUSES OF ACTION ARE SPECIFICALLY WITHIN THE SCOPE OF THIS AGREEMENT. THE DECISION OF THE ARBITRATOR WILL BE FINAL AND BINDING. Each party will bear one-half of the arbitrator's fee and one-half of any expenses that the arbitrator incurs or is associated with the arbitration proceeding. Each party will bear its own attorneys' fees and costs, subject to any remedies to which a prevailing party may be entitled under the law. This agreement to arbitrate is specifically enforceable. Judgment upon any award rendered by the Arbitrator may be entered in any court having jurisdiction. The decision of the Arbitrator within the scope of the submission will be final and binding on all parties, and any right to judicial action on any matter subject to arbitration hereunder hereby is waived (unless otherwise provided by applicable law), except suit to enforce this arbitration agreement, an arbitration award or in the event arbitration is not available for any reason.

8

(k)     The interpretation and construction of any provision of and determinations on any question arising under the Plan or this Option Commitment shall be made by the Committee, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties. This Option Commitment, as issued pursuant to the Plan, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations and understandings. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof. This Option Commitment may be executed in counterparts, all of which shall be deemed to be one and the same instrument, and it shall be sufficient for each party to have executed at least one, but not necessarily the same, counterpart. The headings contained in this Option Commitment are for reference purposes only and shall not affect the meaning or interpretation of this Option Commitment in any way; and

(l)     Upon exercise of the Option, the Optionee will be required to complete, execute and deliver to the Corporation a Notice of Exercise substantially in the form annexed hereto.

TAHOE RESOURCES INC.

Per:
          Corporate Secretary

9

ACCEPTANCE AND ACKNOWLEDGEMENT

I, a resident of the State of Nevada, accept the Code Stock Option described above under the Share Option and Incentive Share Plan (the "Plan") of Tahoe Resources Inc., and acknowledge receipt of a copy of this Option Commitment and a copy of the Plan. I have read and understand the Plan.

Dated:
(Name)
(Address)

Taxpayer I.D. Number

By his or her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of his or her execution of this Agreement, acknowledges that he or she has read this Option Commitment and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Option Commitment and the Plan.

Dated:
Spouse's Signature

Printed Name

By his or her signature below, the Optionee represents that he or she is not legally married as of the date of execution of this Option Commitment.

Dated:
Optionee's Signature

10

NOTICE OF EXERCISE OF CODE STOCK OPTION

To:

I, a resident of the State of Nevada, hereby exercise my Code Stock Option granted by Tahoe Resources Inc. (the "Corporation") on _______________, 20__, subject to all the terms and provisions thereof and of the Share Option and Incentive Share Plan (the "Plan"), referred to therein and notify the Corporation of my desire to purchase __________ Common Shares of the Corporation (the "Shares") at the subscription price of Cdn. $_______ per share which were offered to me pursuant to said Option.

In connection with the exercise of the Option the undersigned Option holder (the "Holder"), the undersigned Holder hereby represents and warrants to the Corporation as follows:

(a)     The Holder is: (i) a "U.S. person", as such term is defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"); and (ii) authorized to consummate the purchase of common shares (the "Shares" and together with the Options, the "Securities") in the capital of the Corporation pursuant to the contemplated exercise of the Options;

(b)     The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and is able to bear the economic risk of loss of the Holder's entire investment;

(c)     The Corporation has provided to the Holder a copy of the Plan and the opportunity to ask questions and receive answers concerning the terms and conditions of the offering represented by the Options, and the Holder has had access to such information concerning the Corporation as the Holder has considered necessary or appropriate in connection with the Holder's investment decision to acquire the Shares, including access to the Corporation's public filings available on the Internet at www.sedar.com, and that any answers to questions and any request for information have been complied with to the Holder's satisfaction;

(d)     The Holder is acquiring the Shares for the Holder's own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares in violation of the United States securities laws;

(e)     The address of the Holder set out on the execution page of this Certificate is the true and correct principal address of the Holder and can be relied on by the Corporation for the purposes of state blue-sky laws;

(f)     The Holder is an "accredited investor" as defined in Rule 501 of Regulation D of the U.S. Securities Act by virtue of meeting one of the following criteria (please hand-write your initials on the appropriate lines):

Initials _______	A director or executive officer of the Corporation; or

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Initials _______	A natural person whose total personal net worth, either individually or jointly with the Optionee's spouse exceeds US$1,000,000; or
Initials _______

A natural person who had individual income in excess of US$200,000, or joint income with the Optionee's spouse in excess of US$300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year;

Initials _______

An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Option or the Optioned Shares, with total assets in excess of US$5,000,000; or

Initials _______	An entity in which all of the equity owners are "accredited investors";

(g)     The Holder is not purchasing the Shares as a result of any form of general solicitation or general advertising (as those terms are used in Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or other form of telecommunications, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

The Holder acknowledges and agrees as follows:

(a)     The Shares have not been and will not be registered under the U.S. Securities Act, or the securities laws of any state of the United States, and the Shares are being sold to the Holder in reliance on an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws;

(b)     The Shares will be "restricted securities", as defined in Rule 144 under the U.S. Securities Act, and the rules of the United States Securities and Exchange Commission (the "SEC") provide in substance that the Holder may dispose of the Shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom, and the Corporation has no obligation to register any of the Shares or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder);

(c)     If the Holder decides to offer, sell or otherwise transfer any of the Shares, it will not offer, sell or otherwise transfer any of such Shares directly or indirectly, unless:

(i)     the sale is to the Corporation;

(ii)     the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

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(iii)     the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "blue sky" laws; or

(vii)     the Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities,

and, in the case of each of (iii) and (iv) it has prior to such sale furnished to the Corporation an opinion of counsel reasonably satisfactory to the Corporation stating that such transaction is exempt from registration under applicable securities laws;

(d)     The Holder will not engage in any "directed selling efforts" (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of such Shares;

(e)     The certificates representing the Shares, as well as all certificates issued in exchange for or in substitution of the foregoing, until such time as is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws, will bear, on the face of such certificate, the following legends:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT."

"THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT "GOOD DELIVERY" OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE. A CERTIFICATE WITHOUT A LEGEND MAY BE OBTAINED FROM THE REGISTRAR AND TRANSFER AGENT OF THE CORPORATION IN CONNECTION WITH A SALE OF THE SECURITIES REPRESENTED HEREBY AT A TIME WHEN THE CORPORATION IS A "FOREIGN COMPANY" AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT, UPON DELIVERY OF THIS CERTIFICATE, AN EXECUTED DECLARATION AND, IF REQUESTED BY THE CORPORATION OR THE TRANSFER AGENT, AN OPINION OF COUNSEL OF RECOGNIZED STANDING, EACH IN FORM SATISFACTORY TO THE

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TRANSFER AGENT OF THE CORPORATION AND THE CORPORATION, TO THE EFFECT THAT SUCH SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.";

provided, that if the Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S at a time when the Corporation is a "foreign issuer" as defined in Regulation S at the time of sale, the legends set forth above may be removed by providing an executed declaration to the registrar and transfer agent of the Corporation, in substantially the form set forth as Appendix A attached hereto (or in such other form as the Corporation may prescribe from time to time) and, if requested by the Corporation or the transfer agent, an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation and the transfer agent to the effect that such sale is being made in compliance with Rule 904 of Regulation S; and provided, further, that, if any Shares are being sold otherwise than in accordance with Regulation S and other than to the Corporation, the legend may be removed by delivery to the registrar and transfer agent and the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

(f)     The Holder consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described in this Certificate; and

(g)     The Holder understands and acknowledges that the Corporation is not obligated to remain a "foreign issuer".

Dated _______________

Address of Holder:

Street Address	Signature

Suite, Apartment or Unit No	Name of Holder (please print)

Municipality

State/Zip Code

Appendix "A" to Notice of Exercise of Code Stock Option

TAHOE RESOURCES INC.

Form of Declaration for Removal of Legend

TO:     Registrar and transfer agent for the shares of Tahoe Resources Inc. (the "Corporation").

The undersigned (A) acknowledges that the sale of the securities of the Corporation to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and (B) certifies that (1) the undersigned is not (a) an "affiliate" of the Corporation (as that term is defined in Rule 405 under the U.S. Securities Act), except any officer or director of the Corporation who is an affiliate solely by virtue of holding such position, (b) a "distributor" as defined in Regulation S, or (c) an affiliate of a distributor; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of the TSX or another "designated offshore securities market" as defined in Regulation S, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as that term is defined in Rule 144(a)(3) under the U. S. Securities Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U. S. Securities Act.

Dated _______________ 20___.

X
Signature of individual (if Purchaser is an individual)

X
Authorized signatory (if Purchaser is not an individual)

X
Name of Purchaser (please print)

X
Name of authorized signatory (please print)

X
Official capacity of authorized signatory (please print)

Affirmation by Seller's Broker-Dealer

We have read the foregoing representations of our customer, _________________________ (the "Seller"), dated _______________________, with regard to the sale, for such Seller's account, of _________________ common shares of the Corporation represented by certificate number ______________, and we hereby affirm that, to the best of our knowledge and belief, the facts set forth therein are full, true and correct.

Dated:

Name of Firm

By:
           Authorized Officer

APPENDIX "B" TO THE NOTICE OF EXERCISE

TAHOE RESOURCES, INC.

DIRECTIONS FOR CASHLESS EXERCISE

ISO INFORMATIONAL TAX NOTICE

TO: [Person who exercised an incentive stock option during previous year]

FROM: Tahoe Resources Inc.

RE: Exercise of Incentive Stock Option

DATE: [complete]

Dear Stockholder:

Pursuant to Internal Revenue Code Section 6039(a)(1), the following information is being furnished to you with regard to your exercise of an incentive stock option under the Tahoe Resources, Inc. Share Option and Incentive Share Plan; during [year of exercise]:

1.     Corporation transferring the stock to you upon exercise of the option:

Tahoe Resources Inc.
5190 Neil Road, Suite 320
Reno, NV 89502;
Employer Identification Number: [complete]

2.     Person to whom stock was transferred upon exercise of the option:

Name: [complete]
Address:[complete]

3.     Date option granted: [complete]

4.     Date of transfer of stock to you upon exercise of the option:[complete]

5.     Number of shares transferred to you upon exercise of the option:[complete]

6.     Total fair market value (at time of exercise) of stock transferred to you upon exercise of the option*: [complete]

7.     Aggregate option exercise price:[complete]

8.     Total cost of all shares: [complete]

*This amount is used to determine the adjustment to income made in calculating alternative minimum tax for participants whose stock is not subject to a substantial risk of forfeiture pursuant to Section 83 of the Internal Revenue Code. Participants whose stock was subject to a substantial risk of forfeiture at the time of exercise should consult their own tax advisors regarding the amount and timing of the adjustment.

RESTRICTED SHARE AWARD AGREEMENT

Notice is hereby given that, effective this _______ day of ______________________________, 20___ (the "Effective Date") Tahoe Resources Inc. (the "Corporation") has granted to ________________________, ____#______ Common Shares ("Restricted Shares") [at a Price of Cdn. $_____ per share.]

Vesting

Restrictions on the Restricted Shares shall lapse as follows:

     [Put in vesting provision]

The grant of the Award evidenced hereby is made subject to the terms and conditions of the Corporation's Share Option and Incentive Share Plan, the terms and conditions of which are hereby incorporated herein.

A certificate for the Restricted Shares will be issued by the transfer agent as soon as practicable after the Corporation received your Acceptance and Acknowledgment.

TAHOE RESOURCES INC.

Per:
           Corporate Secretary

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RESTRICTED SHARE AWARD AGREEMENT

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY ACQUIRING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND IT HAS, IN THE CASE OF EACH OF (C) AND (D), PRIOR TO SUCH TRANSFER FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION.

Notice is hereby given that, effective this _______ day of _____________________, 20__ (the "Effective Date") Tahoe Resources Inc. (the "Corporation") has granted to _____________________, __________ Common Shares ("Restricted Shares") at a price of Cdn. $________ per share (the "Award").

The grant of the Award evidenced hereby is made subject to the terms and conditions of the Corporation's Share Option and Incentive Share Plan (the "Plan"), the terms and conditions of which are hereby incorporated herein.

Vesting

Restrictions on the Restricted Shares shall lapse as follows:

     [Put in vesting provisions]

Payment for Shares

Payment for Restricted Shares, if any, may be accomplished by the delivery of cash, a cheque or other form of guaranteed payment approved by the Corporation for the aggregate price for the shares being acquired.

Representations and Warranties of the Stockholder

You, as the "Stockholder," hereby represent and warrant to the Corporation as follows:

The Stockholder is a "U.S. person", as such term is defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act");

The Stockholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of accepting the Award;

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The Corporation has provided to the Stockholder the opportunity to ask questions and receive answers concerning the terms and conditions of the grant of the Award, and the Stockholder has had access to such information concerning the Corporation as the Stockholder has considered necessary or appropriate in connection with the Stockholder's investment decision to accept the Restricted Shares, including access to the Corporation's public filings available on the Internet at www.sedar.com, and that any answers to questions and any request for information have been complied with to the Stockholder's satisfaction;

The Stockholder is acquiring the Restricted Shares for the Stockholder's own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Common Stock in violation of the United States securities laws;

The address of the Stockholder is set out on the execution page of this Restricted Share Award Agreement is the true and correct principal address of the Stockholder and can be relied on by the Corporation for the purposes of state blue-sky laws;

The Stockholder is an "accredited investor" as defined in Rule 501 of Regulation D of the U.S. Securities Act by virtue of meeting one of the following criteria (please hand-write your initials on the appropriate lines):

Initials _______	A director or executive officer of the Corporation; or
Initials _______	A natural person whose total personal net worth, either individually or jointly with the Stockholder's spouse exceeds US$1,000,000; or
Initials _______

A natural person who had individual income in excess of US$200,000, or joint income with the Stockholder's spouse in excess of US$300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year;

Initials _______

An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Common Stock, with total assets in excess of US$5,000,000; or

Initials _______	An entity in which all of the equity owners are "accredited investors";

The Stockholder is not acquiring the Restricted Shares as a result of any form of general solicitation or general advertising (as those terms are used in Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or other form of telecommunications, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

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Acknowledgements and Agreements of the Stockholder

The Stockholder hereby acknowledges and agrees as follows:

(a)     The Restricted Shares have not been and will not be registered under the U.S. Securities Act, or the securities laws of any state of the United States, and the Restricted Shares are being granted to the Stockholder in reliance on an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws;

(b)     The Restricted Shares will be "restricted securities", as defined in Rule 144 under the U.S. Securities Act, and the rules of the United States Securities and Exchange Commission (the "SEC") provide in substance that the Stockholder may dispose of the Restricted Shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom, and the Corporation has no obligation to register any of the Restricted Shares or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder, if available);

(c)     Absent registration, under the rules of the SEC, the Stockholder may be required to hold the Restricted Shares indefinitely or to transfer the Restricted Shares in "private placements" which are exempt from registration under the U.S. Securities Act, in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of the Stockholder and, as a consequence, the Stockholder may be required to bear the economic risks of an investment in the Restricted Shares for an indefinite period of time;

(d)     If the Stockholder decides to offer, sell or otherwise transfer the Restricted Shares, the Stockholder will not offer, sell or otherwise transfer the Restricted Shares directly or indirectly, unless:

(i)     the sale is to the Corporation;

(ii)     the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(iii)     the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or "blue sky" laws; or

(iv)     the Restricted Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities,

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and, in the case of each of (iii) and (iv) it has prior to such sale furnished to the Corporation an opinion of counsel reasonably satisfactory to the Corporation stating that such transaction is exempt from registration under applicable securities laws;

(e)     The Restricted Shares may not be acquired by or for the account or benefit of a person in the United States or a U.S. Person unless registered under the U.S. Securities Act and any applicable state securities laws, unless an exemption from such registration requirements is available;

(f)     This Restricted Share Award Agreement, as well as any Award Agreement(s) issued in exchange for or in substitution of this Restricted Share Award Agreement, until such time as is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws, will bear, on the face of such certificate, the following legends:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY ACQUIRING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND IT HAS, IN THE CASE OF EACH OF (C) AND (D), PRIOR TO SUCH TRANSFER FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION.

THESE SECURITIES MAY NOT BE ACQUIRED BY OR ON BEHALF OF A "U.S. PERSON" OR A PERSON IN THE UNITED STATES UNLESS THE SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE, OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. 'UNITED STATES' AND 'U.S. PERSON' ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT";

(g)     The certificates representing the Restricted Shares, as well as all certificates issued in exchange for or in substitution of the foregoing, until such time as is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws, will bear, on the face of such certificate, the following legends:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE

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UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT."

"THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT "GOOD DELIVERY" OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE. A CERTIFICATE WITHOUT A LEGEND MAY BE OBTAINED FROM THE REGISTRAR AND TRANSFER AGENT OF THE CORPORATION IN CONNECTION WITH A SALE OF THE SECURITIES REPRESENTED HEREBY AT A TIME WHEN THE CORPORATION IS A "FOREIGN COMPANY" AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT, UPON DELIVERY OF THIS CERTIFICATE, AN EXECUTED DECLARATION AND, IF REQUESTED BY THE CORPORATION OR THE TRANSFER AGENT, AN OPINION OF COUNSEL OF RECOGNIZED STANDING, EACH IN FORM SATISFACTORY TO THE TRANSFER AGENT OF THE CORPORATION AND THE CORPORATION, TO THE EFFECT THAT SUCH SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.";

provided, that if the Restricted Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S at a time when the Corporation is a "foreign issuer" as defined in Regulation S at the time of sale, the legends set forth above may be removed by providing an executed declaration to the registrar and transfer agent of the Corporation, in substantially the form set forth as Appendix A hereto (or in such other form as the Corporation may prescribe from time to time) and, if requested by the Corporation or the transfer agent, an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation and the transfer agent to the effect that such sale is being made in compliance with Rule 904 of Regulation S; and provided, further, that, if any Shares are being sold otherwise than in accordance with Regulation S and other than to the Corporation, the legend may be removed by delivery to the registrar and transfer agent and the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

(h)     Participant agrees that the Award will constitute special incentive compensation that will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Corporation unless so provided in such plan;

7

(i)     By entering into this Award Agreement, Participant acknowledges that the information regarding the grant of an Award contained herein is confidential and may not be shared by the Participant with anyone other than Participant's immediate family and personal financial advisor;

(j)     Because of the unique value of the Common Stock, in addition to any other remedies that the Corporation may have upon the breach of the agreements contained herein, the obligations of Participant shall be specifically enforceable;

(k)     The Participant hereby agrees that all controversies, claims and matters of difference arising under the Plan and this Option Commitment shall be submitted to arbitration according to the rules and practices of the Judicial Arbitration & Mediation Services, Inc. ("JAMS"). The submittal of all matters to arbitration in accordance with the terms of this paragraph shall be the sole and exclusive method, means and procedure to resolve any and all claims, disputes or disagreements arising under the terms of this contract, and the arbitration judgment shall be binding on both the Participant and the Corporation. Any dispute to be arbitrated pursuant to the provisions of this contract shall be determined by binding arbitration before a retired judge of any of the trial or appellate courts of the State of Nevada (the "Arbitrator") under the auspices of Judicial Arbitration & Mediation Services, Inc. ("JAMS") or a similar private dispute resolution service mutually selected by parties. Such arbitration shall be initiated by the parties, or either of them, within ten (10) days after either party sends written notice (the "Arbitration Notice") of a demand to arbitrate by registered or certified mail to the other party and to JAMS. The Arbitration Notice shall contain a description of the subject matter of the arbitration, the dispute with respect thereto, the amount involved, if any, and the remedy or determination sought. The parties may agree on a retired judge from the JAMS panel. If they are unable to promptly agree, JAMS will provide a list of three (3) available judges and each party may strike one. The remaining judge (or if there are two (2), the one selected by JAMS) will serve as the Arbitrator. In the event that JAMS shall no longer exist or if JAMS fails or refuses to accept submission of such dispute or Parties cannot agree on an alternative private dispute resolution service, then the dispute shall be resolved by binding arbitration before the AAA under the AAA's commercial arbitration rules then in effect. If a party has served an Arbitration Notice and the other party hereto has served an Acceptance of the Arbitration Notice, the parties shall be deemed to have agreed to the arbitration and further acknowledge and agree that: THE PARTIES EXPRESSLY WAIVE ANY RIGHT TO HAVE ANY SUCH DISPUTE DECIDED IN A COURT OF LAW AND/OR BY A JURY IN A COURT PROCEEDING. THE EXECUTIVE AGREES NOT TO SEEK AND CANNOT ACT ON ANY RIGHT TO SUE LETTER ISSUED BY THE NEVADA EQUAL RIGHTS COMMISSION OR THE EQUAL EMPLOYMENT OPPORTUNITY COMMISSION. ALL SUCH PRIVATE CAUSES OF ACTION ARE SPECIFICALLY WITHIN THE SCOPE OF THIS AGREEMENT. THE DECISION OF THE ARBITRATOR WILL BE FINAL AND BINDING. Each party will bear one-half of the arbitrator's fee and one-half of any expenses

8

that the arbitrator incurs or is associated with the arbitration proceeding. Each party will bear its own attorneys' fees and costs, subject to any remedies to which a prevailing party may be entitled under the law. This agreement to arbitrate is specifically enforceable. Judgment upon any award rendered by the Arbitrator may be entered in any court having jurisdiction. The decision of the Arbitrator within the scope of the submission will be final and binding on all parties, and any right to judicial action on any matter subject to arbitration hereunder hereby is waived (unless otherwise provided by applicable law), except suit to enforce this arbitration agreement, an arbitration award or in the event arbitration is not available for any reason.

(l)     The interpretation and construction of any provision of and determinations on any question arising under the Plan or this Restricted Share Award Agreement shall be made by the Committee, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties. This Restricted Share Award Agreement, as issued pursuant to the Plan, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations and understandings. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof. This Restricted Share Award Agreement may be executed in counterparts, all of which shall be deemed to be one and the same instrument, and it shall be sufficient for each party to have executed at least one, but not necessarily the same, counterpart. The headings contained in this Restricted Share Award Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Restricted Share Award Agreement in any way.; and

(m)     Participant may complete and file with the Internal Revenue Service an election in substantially the form attached hereto as Appendix "B" pursuant to Section 83(b) of the Internal Revenue Code ("Code") to be taxed currently on the fair market value of the Shares (less the purchase price per share), without regard to the vesting restrictions set forth in this Award Agreement. A copy of any such election shall be provided to the Corporation at the time of filing. Participant shall be responsible for all taxes associated with the acceptance of the Award, including any tax liability associated with the representation of fair market value if the election is made pursuant to Code Section 83(b)

TAHOE RESOURCES INC.

Per:
           Corporate Secretary

9

ACCEPTANCE AND ACKNOWLEDGEMENT

I, a resident of the State of Nevada, accept the Restricted Share Award described above under the Share Option and Incentive Share Plan (the "Plan") of Tahoe Resources Inc., and acknowledge receipt of a copy of this Restricted Share Award and a copy of the Plan. I have read and understand the Plan.

Dated:
(Name)
(Address)

Taxpayer I.D. Number

By his or her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of his or her execution of this Agreement, acknowledges that he or she has read this Option Commitment and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Option Commitment and the Plan.

Dated:
Spouse's Signature

Printed Name

By his or her signature below, the Optionee represents that he or she is not legally married as of the date of execution of this Option Commitment.

Dated:
Optionee's Signature

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Appendix "A" to Restricted Share Award Agreement

TAHOE RESOURCES INC.

Form of Declaration for Removal of Legend

TO:     Registrar and transfer agent for the shares of Tahoe Resources Inc. (the "Corporation").

The undersigned (A) acknowledges that the sale of the securities of the Corporation to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and (B) certifies that (1) the undersigned is not (a) an "affiliate" of the Corporation (as that term is defined in Rule 405 under the U.S. Securities Act), except any officer or director of the Corporation who is an affiliate solely by virtue of holding such position, (b) a "distributor" as defined in Regulation S, or (c) an affiliate of a distributor; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of the TSX or another "designated offshore securities market" as defined in Regulation S, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as that term is defined in Rule 144(a)(3) under the U. S. Securities Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U. S. Securities Act.

Dated _______________ 20___.

X
Signature of individual (if Purchaser is an individual)

X
Authorized signatory (if Purchaser is not an individual)

X
Name of Purchaser (please print)

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X
Name of authorized signatory (please print)

X
Official capacity of authorized signatory (please print)

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Affirmation by Seller's Broker-Dealer

We have read the foregoing representations of our customer, _________________________ (the "Seller"), dated _______________________, with regard to the sale, for such Seller's account, of _________________ common shares of the Corporation represented by certificate number ______________, and we hereby affirm that, to the best of our knowledge and belief, the facts set forth therein are full, true and correct.

Dated:

Name of Firm

By:
         Authorized Officer

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Appendix "B" to Restricted Share Award Agreement

Election to Include Value of Restricted Property in Gross Income
Pursuant to Section 83(b) of the Internal Revenue Code

This election form is to be filed with the IRS Service Center with which the Participant files his or her return. It should be mailed "Certified Mail" and postmarked by the post office to establish proof of timely filing. Timely filing requires such mailing to occur within thirty (30) days following the date of the grant. One copy must be provided to the Corporation and one copy must be filed with the Participant's tax return for the taxable year of exercise. Participant may also wish to determine the relevant state tax procedure for the state in which Participant resides.

Pursuant to the Restricted Stock Award Agreement entered into by and between the undersigned Participant and Tahoe Resources, Inc., a British Columbia corporation (the "Corporation"), as of                        , 20__ (the "Award Agreement"), Participant has acquired __________ shares of Common Stock of the Corporation (the "Shares") which are subject to a substantial risk of forfeiture under the Award Agreement. Participant desires to make an election to have the Shares taxed under the provisions of Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") at the time Participant acquired the Shares.

Therefore, pursuant to Code Section 83(b) and Treasury Regulation Section 1.83-2, Participant hereby makes an election to report as taxable income in            [YEAR] the Shares' fair market value on                             [DATE], the date on which Participant acquired the Shares (or any subsequent date that may be determined to be the date of transfer for purposes of the Code).

The following information is supplied in accordance with Treasury Regulation Section 1.83-2(e):

1.     The name, address and social security number of Participant and Participant's Spouse (if any):

2.     A description of the property with respect to which the election is being made:

Shares of Common Stock of Tahoe Resources Inc..

3.     The date on which the property was transferred:                     .

The taxable year for which such election is made: Calendar Year                      .

4.        The restrictions to which the property is subject:

The Shares are subject to forfeiture to the Corporation should Participant's employment with the Corporation terminate or should other specified events occur. Shares vest only upon the passage of time. Upon any transfer by Participant, the Shares will be subject to the same restrictions. [revise as necessary]

5.     The fair market value on                   , 20     , of the property with respect to which the election is being made, determined without regard to any lapse restrictions $___________.

6.     The amount paid for such property: $                  .

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7.     A copy of this election has been furnished to the Secretary of the Corporation pursuant to Treasury Regulations Section 1.83-2(e)(7).

Signature

Print Name:

Date